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                                                                  EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 33-36110, 33-43025, 33-45001, 33-48371, 33-
53913, 333-18963, 333-27109, 333-34599, 333-40047, 333-61029, and 333-65529)
on Form S-8.


                                 /s/ Arthur Andersen LLP
                         ___________________________________________
                                     Arthur Andersen LLP

San Jose, California
April 2, 1999